UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2020

XEROX HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4505, 201 Merritt 7

Norwalk, Connecticut

06851-1056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Amended and Restated Commitment Letter

Xerox Holdings Corporation (“Xerox”) has entered into an amended and restated commitment letter, dated as of February 26, 2020 (the “A&R Commitment Letter”), with Bank of America, N.A., Citigroup Global Markets Inc., Mizuho Bank, Ltd., MUFG Bank, Ltd., PNC Bank, National Association, PNC Capital Markets LLC, Credit Agricole Corporate and Investment Bank, Truist Bank and SunTrust Robinson Humphrey, Inc. (collectively, the “Commitment Parties”). The A&R Commitment Letter amended and restated the Commitment Letter, dated as of January 5, 2020 (the “Original Commitment Letter”), among Bank of America, N.A., Citigroup Global Markets Inc. and Mizuho Bank, Ltd, pursuant to which, subject to the terms and conditions set forth therein, the Commitment Parties committed to provide a $19.5 billion senior unsecured 364-day term loan bridge facility and a $4.5 billion senior unsecured 60-day term loan bridge facility to finance Xerox’s proposed acquisition of HP Inc. (“HP”). The 60-day term loan bridge facility is intended to bridge gaining access to cash on HP’s balance sheet that Xerox intends to use in a consensual transaction as a source of its acquisition financing. The funding of the debt facilities provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including the consummation of the proposed acquisition of HP.

The A&R Commitment Letter (i) adds MUFG Bank, Ltd., PNC Bank, National Association, PNC Capital Markets LLC, Credit Agricole Corporate and Investment Bank, Truist Bank and SunTrust Robinson Humphrey, Inc. as Commitment Parties (collectively, the “A&R Commitment Parties”), whereby the A&R Commitment Parties will provide a certain portion of the financing described in the A&R Commitment Letter and (ii) makes certain other conforming changes. All other material terms and conditions of the Original Commitment Letter remain unchanged.

The foregoing description of the A&R Commitment Letter and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the A&R Commitment Letter, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Additional Information

This communication relates to a proposal that Xerox has made for a business combination transaction with HP and the exchange offer which Xerox, through XHC Acquisition Corp., its wholly owned subsidiary, is making to HP stockholders. The exchange offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to exchange, the letter of election and transmittal and other related offer documents) and a registration statement on Form S-4 to be filed by Xerox on March 2, 2020. These materials, as may be amended from time to time, contain important information, including the terms and conditions of the offer. Subject to future developments, Xerox (and, if applicable, HP) may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender offer statement, prospectus or other document Xerox and/or HP may file with the SEC in connection with the proposed transaction.

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Investors and security holders of Xerox and HP are urged to read the tender offer statement (including the offer to exchange, the letter of election and transmittal and other related offer documents), the registration statement and any other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to shareholders of Xerox and/or HP, as applicable. Investors and security holders may obtain free copies of these documents (if and when available) and other documents filed with the SEC by Xerox through the web site maintained by the SEC at www.sec.gov, and by visiting Xerox’s investor relations site at www.xerox.com/investor.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Xerox and its directors and executive officers and other members of management and employees and the candidates identified by Xerox in the notice of its intention to nominate such candidates for election at HP’s 2020 Annual Meeting of Stockholders (the “Xerox nominees”) may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions, including with respect to HP’s 2020 Annual Meeting of Stockholders. You can find information about Xerox’s executive officers and directors in the Current Report on Form 8-K filed by Xerox Holdings Corporation with the SEC on July 31, 2019, the prospectus filed by Xerox Holdings Corporation with the SEC on April 23, 2019 and the combined Annual Report on Form 10-K for the year ended December 31, 2019 filed by Xerox Holdings Corporation and Xerox Corporation with the SEC on February 28, 2020. To the extent holdings of Xerox securities by Xerox’s executive officers and directors have changed from the amounts of securities of Xerox Corporation (the predecessor issuer to Xerox Holdings Corporation) held by such persons as reflected in the prospectus filed by Xerox Holdings Corporation with the SEC on April 23, 2019, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the Xerox nominees is available at www.XplusHP.com and will be included in the proxy statement Xerox intends to file with the SEC should Xerox determine to commence a proxy contest for election of directors to HP’s board of directors. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website www.sec.gov, and by visiting Xerox’s investor relations site at www.xerox.com/investor.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1

Amended and Restated Commitment letter, dated as of February 26, 2020, with Bank of America, N.A., Citigroup Global Markets Inc., Mizuho Bank, Ltd., MUFG Bank, Ltd., PNC Bank, National Association, PNC Capital Markets LLC, Credit Agricole Corporate and Investment Bank, Truist Bank and SunTrust Robinson Humphrey, Inc.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for the undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION (Registrant)

By:	/s/ Douglas H. Marshall
Name:	Douglas H. Marshall
Title:	Corporate Secretary

Date: March 2, 2020